Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER
2013 RESULTS

NEW YORK, NY, July 17, 2013—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common shareholders of $15.3 million, or $0.34 per share (diluted and basic), for the quarter ended June 30, 2013, compared with $16.1 million, or $0.36 per diluted share and $0.37 per basic share, for the quarter ended June 30, 2012. Total revenue for the second quarter of 2013 was a record $77.8 million, an increase of 15.4% from $67.4 million for the second quarter of 2012.
For the six months ended June 30, 2013, the company recorded net income attributable to common shareholders of $30.4 million, or $0.68 per diluted share and $0.69 per basic share, compared with $34.1 million, or $0.77 per diluted share and $0.78 per basic share, for the six months ended June 30, 2012.
The results for the six months ended June 30, 2013 included after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. ("MIE"), a closed-end mutual fund. After adjusting for these items, earnings per share would have been $0.78.
Assets Under Management
Assets under management were $47.8 billion as of June 30, 2013, a decrease of 3.0% from $49.3 billion at March 31, 2013 and an increase of 7.7% from $44.4 billion at June 30, 2012. The decrease from March 31, 2013 was due to market depreciation of $1.0 billion and net outflows of $449 million, primarily from global/international real estate strategies associated with subadvisory relationships. The increase from June 30, 2012 was due to market appreciation of $4.1 billion, partially offset by net outflows of $644 million. Average assets under management were $50.2 billion for the quarter ended June 30, 2013, an increase of 5.8% from $47.4 billion for the quarter ended March 31, 2013 and an increase of 14.9% from $43.6 billion for the quarter ended June 30, 2012.

Assets under management for institutional accounts were $24.5 billion as of June 30, 2013, a decrease of 5.9% from $26.1 billion at March 31, 2013 and a decrease of 4.1% from $25.6 billion at June 30, 2012. The decrease from March 31, 2013 was due to net outflows of $1.1 billion, primarily from global/international real estate and large cap value strategies associated with subadvisory relationships and market depreciation of $454 million. The decrease from June 30, 2012 was due to net outflows of $3.7 billion, primarily from global/international real estate strategies associated with subadvisory relationships, partially offset by market appreciation of $2.6 billion. Average assets under management for institutional accounts were $26.1 billion for the quarter ended June 30, 2013, an increase of 2.8% from $25.4 billion for the quarter ended March 31, 2013 and an increase of 2.3% from $25.5 billion for the quarter ended June 30, 2012.
Assets under management for open-end mutual funds were $14.4 billion at both June 30, 2013 and March 31, 2013 and $12.1 billion at June 30, 2012. The increase from June 30, 2012 was due to net inflows of $1.3 billion, primarily from preferred securities and U.S. real estate strategies and market appreciation of $1.1 billion. Average assets under management for open-end mutual funds were $15.0 billion for the quarter ended June 30, 2013, an increase of 8.9% from $13.8 billion for the quarter ended March 31, 2013 and an increase of 30.1% from $11.5 billion for the quarter ended June 30, 2012.
Assets under management for closed-end mutual funds were $8.8 billion as of June 30, 2013, an increase of 0.6% from $8.8 billion at March 31, 2013 and an increase of 32.4% from $6.7 billion at June 30, 2012. The increase from March 31, 2013 was due to inflows of $281 million from additional use of the credit facility and the exercise of the underwriters' over-allotment option for MIE, partially offset by market depreciation of $231 million. The increase from June 30, 2012 was due to net inflows of $1.7 billion, primarily from the launches of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. and MIE and market appreciation of $422 million. Average assets under management for closed-end mutual funds were $9.1 billion for the quarter ended June 30, 2013, an increase of 9.7% from $8.3 billion for the quarter ended March 31, 2013 and an increase of 37.0% from $6.6 billion for the quarter ended June 30, 2012.
Financial Highlights (Unaudited)

	Three Months Ended
	(in thousands, except per share data or as noted)
	June 30, 2013	June 30, 2012
Revenue	$77,796	$67,432
Expenses	$49,239	$41,368
Operating income	$28,557	$26,064
Operating margin	36.7%	38.7%
Total non-operating loss	$(10,178)	$(1,992)
Net income attributable to common shareholders	$15,282	$16,079
Diluted earnings per share attributable to common shareholders	$0.34	$0.36
Assets under management, end of period (in millions)	$47,823	$44,391
Average assets under management for period (in millions)	$50,154	$43,647

June 30, 2013 Compared With June 30, 2012
Total revenue for the second quarter of 2013 was $77.8 million, an increase of 15.4% from $67.4 million for the second quarter of 2012, primarily due to higher average assets under management. Operating expenses for the second quarter of 2013 were $49.2 million, an increase of 19.0% from $41.4 million for the second quarter of 2012, primarily due to increases in distribution and service fees, general and administrative expenses and employee compensation and benefits. Operating income was $28.6 million for the three months ended June 30, 2013, compared with operating income of $26.1 million for the three months ended June 30, 2012. The company's operating margin decreased to 36.7% for the second quarter of 2013 compared with 38.7% for the three months ended June 30, 2012, primarily due to increases in the distribution and service fee expenses and G&A, partially offset by a decrease in the compensation to revenue ratio. Non-operating loss, excluding net loss attributable to redeemable noncontrolling interest, increased to $3.4 million for the three months ended June 30, 2013, compared with a non-operating loss of $940,000 for the three months ended June 30, 2012, primarily due to losses from the company's seed investments.
Balance Sheet Information
As of June 30, 2013, cash, cash equivalents and investments were $181 million. As of June 30, 2013, stockholders' equity was $234 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 18, 2013 at 11:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing (888) 223-4561 (U.S.) or (303) 223-2681 (international); passcode: 21667921. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on July 18, 2013 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21667921. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company/Investor Relations." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2012, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2013	March 31, 2013	June 30, 2012	March 31, 2013	June 30, 2012
Revenue
Investment advisory and administration fees	$70,353	$65,394	$59,687
Distribution and service fees	3,741	3,434	2,747
Portfolio consulting and other	3,702	3,631	4,998
Total revenue	77,796	72,459	67,432	7.4%	15.4%
Expenses
Employee compensation and benefits	24,895	23,377	22,927
Distribution and service fees	9,677	15,081	6,535
General and administrative	12,517	11,179	9,923
Depreciation and amortization	1,340	1,347	1,438
Amortization, deferred commissions	810	765	545
Total expenses	49,239	51,749	41,368	(4.9%)	19.0%
Operating income	28,557	20,710	26,064	37.9%	9.6%
Non-operating income
Interest and dividend income - net	743	546	669
(Loss) gain from trading securities - net	(10,963)	1,624	(2,469)
Gain (loss) from available-for-sale securities - net	837	491	(84)
Equity in (losses) earnings of affiliates	(427)	536	(129)
Other	(368)	(271)	21
Total non-operating (loss) income	(10,178)	2,926	(1,992)	*	*
Income before provision for income taxes	18,379	23,636	24,072	(22.2%)	(23.6%)
Provision for income taxes	9,870	8,135	9,045
Net income	8,509	15,501	15,027	(45.1%)	(43.4%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	6,773	(360)	1,052
Net income attributable to common shareholders	$15,282	$15,141	$16,079	0.9%	(5.0%)

Earnings per share attributable to common shareholders
Basic	$0.34	$0.34	$0.37	0.5%	(6.0%)
Diluted	$0.34	$0.34	$0.36	0.7%	(6.2%)
Weighted average shares outstanding
Basic	44,306	44,137	43,808
Diluted	45,002	44,882	44,393

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Six Months Ended
	June 30, 2013	June 30, 2012	% Change
Revenue
Investment advisory and administration fees	$135,747	$117,842
Distribution and service fees	7,175	5,248
Portfolio consulting and other	7,333	8,072
Total revenue	150,255	131,162	14.6%
Expenses
Employee compensation and benefits	48,272	44,595
Distribution and service fees	24,758	12,772
General and administrative	23,696	18,460
Depreciation and amortization	2,687	2,834
Amortization, deferred commissions	1,575	1,041
Total expenses	100,988	79,702	26.7%
Operating income	49,267	51,460	(4.3%)
Non-operating income
Interest and dividend income - net	1,289	1,290
Loss from trading securities - net	(9,339)	(748)
Gain from available-for-sale securities - net	1,328	603
Equity in earnings of affiliates	109	643
Other	(639)	(763)
Total non-operating (loss) income	(7,252)	1,025	*
Income before provision for income taxes	42,015	52,485	(19.9%)
Provision for income taxes	18,005	19,200
Net income	24,010	33,285	(27.9%)
Less: Net loss attributable to redeemable noncontrolling interest	6,413	848
Net income attributable to common shareholders	$30,423	$34,133	(10.9%)

Earnings per share attributable to common shareholders
Basic	$0.69	$0.78	(11.9%)
Diluted	$0.68	$0.77	(12.0%)
Weighted average shares outstanding
Basic	44,222	43,705
Diluted	44,942	44,390

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2013	March 31, 2013	June 30, 2012	March 31, 2013	June 30, 2012
Institutional Accounts
Assets under management, beginning of period	$26,081	$24,850	$26,608
Inflows	277	246	296
Outflows	(1,366)	(590)	(1,785)
Net outflows	(1,089)	(344)	(1,489)
Market (depreciation) appreciation	(454)	1,575	480
Total (decrease) increase	(1,543)	1,231	(1,009)
Assets under management, end of period	$24,538	$26,081	$25,599	(5.9%)	(4.1%)
Percentage of total assets under management	51.3%	52.9%	57.7%
Average assets under management for period	$26,082	$25,372	$25,496	2.8%	2.3%

Open-End Mutual Funds
Assets under management, beginning of period	$14,447	$12,962	$11,588
Inflows	1,789	1,508	1,077
Outflows	(1,430)	(849)	(784)
Net inflows	359	659	293
Market (depreciation) appreciation	(364)	826	233
Total (decrease) increase	(5)	1,485	526
Assets under management, end of period	$14,442	$14,447	$12,114	0.0%	19.2%
Percentage of total assets under management	30.2%	29.3%	27.3%
Average assets under management for period	$15,019	$13,788	$11,543	8.9%	30.1%

Closed-End Mutual Funds
Assets under management, beginning of period	$8,793	$7,985	$6,694
Inflows	281	458	—
Outflows	—	—	—
Net inflows	281	458	—
Market (depreciation) appreciation	(231)	350	(16)
Total increase (decrease)	50	808	(16)
Assets under management, end of period	$8,843	$8,793	$6,678	0.6%	32.4%
Percentage of total assets under management	18.5%	17.8%	15.0%
Average assets under management for period	$9,053	$8,251	$6,608	9.7%	37.0%

Total
Assets under management, beginning of period	$49,321	$45,797	$44,890
Inflows	2,347	2,212	1,373
Outflows	(2,796)	(1,439)	(2,569)
Net (outflows) inflows	(449)	773	(1,196)
Market (depreciation) appreciation	(1,049)	2,751	697
Total (decrease) increase	(1,498)	3,524	(499)
Assets under management, end of period	$47,823	$49,321	$44,391	(3.0%)	7.7%
Average assets under management for period	$50,154	$47,411	$43,647	5.8%	14.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2013	June 30, 2012	% Change
Institutional Accounts
Assets under management, beginning of period	$24,850	$25,380
Inflows	523	1,366
Outflows	(1,956)	(4,218)
Net outflows	(1,433)	(2,852)
Market appreciation	1,121	3,071
Total (decrease) increase	(312)	219
Assets under management, end of period	$24,538	$25,599	(4.1%)
Percentage of total assets under management	51.3%	57.7%
Average assets under management for period	$25,727	$25,690	0.1%

Open-End Mutual Funds
Assets under management, beginning of period	$12,962	$9,619
Inflows	3,297	2,759
Outflows	(2,279)	(1,528)
Net inflows	1,018	1,231
Market appreciation	462	1,264
Total increase	1,480	2,495
Assets under management, end of period	$14,442	$12,114	19.2%
Percentage of total assets under management	30.2%	27.3%
Average assets under management for period	$14,404	$11,055	30.3%

Closed-End Mutual Funds
Assets under management, beginning of period	$7,985	$6,285
Inflows	739	—
Outflows	—	—
Net inflows	739	—
Market appreciation	119	393
Total increase	858	393
Assets under management, end of period	$8,843	$6,678	32.4%
Percentage of total assets under management	18.5%	15.0%
Average assets under management for period	$8,652	$6,583	31.4%

Total
Assets under management, beginning of period	$45,797	$41,284
Inflows	4,559	4,125
Outflows	(4,235)	(5,746)
Net inflows (outflows)	324	(1,621)
Market appreciation	1,702	4,728
Total increase	2,026	3,107
Assets under management, end of period	$47,823	$44,391	7.7%
Average assets under management for period	$48,783	$43,328	12.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2013	March 31, 2013	June 30, 2012	March 31, 2013	June 30, 2012
Subadvisory
Assets under management, beginning of period	$18,321	$17,582	$19,605
Inflows	119	147	191
Outflows	(1,009)	(504)	(1,540)
Net outflows	(890)	(357)	(1,349)
Market (depreciation) appreciation	(269)	1,096	383
Total (decrease) increase	(1,159)	739	(966)
Assets under management, end of period	$17,162	$18,321	$18,639	(6.3%)	(7.9%)
Percentage of total assets under management	69.9%	70.2%	72.8%
Average assets under management for period	$18,325	$17,910	$18,705	2.3%	(2.0%)

Advisory
Assets under management, beginning of period	$7,760	$7,268	$7,003
Inflows	158	99	105
Outflows	(357)	(86)	(245)
Net (outflows) inflows	(199)	13	(140)
Market (depreciation) appreciation	(185)	479	97
Total (decrease) increase	(384)	492	(43)
Assets under management, end of period	$7,376	$7,760	$6,960	(4.9%)	6.0%
Percentage of total assets under management	30.1%	29.8%	27.2%
Average assets under management for period	$7,757	$7,462	$6,791	4.0%	14.2%

Total Institutional Accounts
Assets under management, beginning of period	$26,081	$24,850	$26,608
Inflows	277	246	296
Outflows	(1,366)	(590)	(1,785)
Net outflows	(1,089)	(344)	(1,489)
Market (depreciation) appreciation	(454)	1,575	480
Total (decrease) increase	(1,543)	1,231	(1,009)
Assets under management, end of period	$24,538	$26,081	$25,599	(5.9%)	(4.1%)
Average assets under management for period	$26,082	$25,372	$25,496	2.8%	2.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2013	June 30, 2012	% Change
Subadvisory
Assets under management, beginning of period	$17,582	$19,073
Inflows	266	556
Outflows	(1,513)	(3,275)
Net outflows	(1,247)	(2,719)
Market appreciation	827	2,285
Total decrease	(420)	(434)
Assets under management, end of period	$17,162	$18,639	(7.9%)
Percentage of total assets under management	69.9%	72.8%
Average assets under management for period	$18,118	$19,091	(5.1%)

Advisory
Assets under management, beginning of period	$7,268	$6,307
Inflows	257	810
Outflows	(443)	(943)
Net outflows	(186)	(133)
Market appreciation	294	786
Total increase	108	653
Assets under management, end of period	$7,376	$6,960	6.0%
Percentage of total assets under management	30.1%	27.2%
Average assets under management for period	$7,609	$6,599	15.3%

Total Institutional Accounts
Assets under management, beginning of period	$24,850	$25,380
Inflows	523	1,366
Outflows	(1,956)	(4,218)
Net outflows	(1,433)	(2,852)
Market appreciation	1,121	3,071
Total (decrease) increase	(312)	219
Assets under management, end of period	$24,538	$25,599	(4.1%)
Average assets under management for period	$25,727	$25,690	0.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2013	March 31, 2013	June 30, 2012	March 31, 2013	June 30, 2012
U.S. Real Estate
Assets under management, beginning of period	$24,455	$22,613	$21,571
Inflows	793	753	659
Outflows	(642)	(450)	(685)
Net inflows (outflows)	151	303	(26)
Market (depreciation) appreciation	(433)	1,539	633
Total (decrease) increase	(282)	1,842	607
Assets under management, end of period	$24,173	$24,455	$22,178	(1.2%)	9.0%
Percentage of total assets under management	50.5%	49.6%	50.0%
Average assets under management for period	$25,118	$23,541	$21,701	6.7%	15.7%

Global/International Real Estate
Assets under management, beginning of period	$11,277	$11,155	$13,239
Inflows	555	317	290
Outflows	(1,493)	(748)	(1,207)
Net outflows	(938)	(431)	(917)
Market (depreciation) appreciation	(416)	553	210
Total (decrease) increase	(1,354)	122	(707)
Assets under management, end of period	$9,923	$11,277	$12,532	(12.0%)	(20.8%)
Percentage of total assets under management	20.7%	22.9%	28.2%
Average assets under management for period	$11,116	$11,239	$12,326	(1.1%)	(9.8%)

Preferred Securities
Assets under management, beginning of period	$4,929	$4,364	$2,344
Inflows	655	594	237
Outflows	(388)	(147)	(67)
Net inflows	267	447	170
Market (depreciation) appreciation	(128)	118	34
Total increase	139	565	204
Assets under management, end of period	$5,068	$4,929	$2,548	2.8%	98.9%
Percentage of total assets under management	10.6%	10.0%	5.7%
Average assets under management for period	$5,131	$4,626	$2,396	10.9%	114.1%

Global Infrastructure
Assets under management, beginning of period	$4,176	$3,509	$3,160
Inflows	321	488	22
Outflows	(41)	(18)	(30)
Net inflows (outflows)	280	470	(8)
Market (depreciation) appreciation	(132)	197	(30)
Total increase (decrease)	148	667	(38)
Assets under management, end of period	$4,324	$4,176	$3,122	3.5%	38.5%
Percentage of total assets under management	9.0%	8.5%	7.0%
Average assets under management for period	$4,337	$3,630	$3,141	19.5%	38.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2013	March 31, 2013	June 30, 2012	March 31, 2013	June 30, 2012
Large Cap Value Stocks
Assets under management, beginning of period	$3,746	$3,465	$3,983
Inflows	5	30	110
Outflows	(192)	(64)	(580)
Net outflows	(187)	(34)	(470)
Market appreciation (depreciation)	94	315	(124)
Total (decrease) increase	(93)	281	(594)
Assets under management, end of period	$3,653	$3,746	$3,389	(2.5%)	7.8%
Percentage of total assets under management	7.6%	7.6%	7.6%
Average assets under management for period	$3,720	$3,654	$3,486	1.8%	6.7%

Other
Assets under management, beginning of period	$738	$691	$593
Inflows	18	30	55
Outflows	(40)	(12)	—
Net (outflows) inflows	(22)	18	55
Market (depreciation) appreciation	(34)	29	(26)
Total (decrease) increase	(56)	47	29
Assets under management, end of period	$682	$738	$622	(7.6%)	9.6%
Percentage of total assets under management	1.4%	1.5%	1.4%
Average assets under management for period	$732	$721	$597	1.5%	22.6%

Total
Assets under management, beginning of period	$49,321	$45,797	$44,890
Inflows	2,347	2,212	1,373
Outflows	(2,796)	(1,439)	(2,569)
Net (outflows) inflows	(449)	773	(1,196)
Market (depreciation) appreciation	(1,049)	2,751	697
Total (decrease) increase	(1,498)	3,524	(499)
Assets under management, end of period	$47,823	$49,321	$44,391	(3.0%)	7.7%
Average assets under management for period	$50,154	$47,411	$43,647	5.8%	14.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2013	June 30, 2012	% Change
U.S. Real Estate
Assets under management, beginning of period	$22,613	$18,505
Inflows	1,546	2,349
Outflows	(1,092)	(1,173)
Net inflows	454	1,176
Market appreciation	1,106	2,497
Total increase	1,560	3,673
Assets under management, end of period	$24,173	$22,178	9.0%
Percentage of total assets under management	50.5%	50.0%
Average assets under management for period	$24,330	$20,777	17.1%

Global/International Real Estate
Assets under management, beginning of period	$11,155	$13,409
Inflows	872	991
Outflows	(2,241)	(3,473)
Net outflows	(1,369)	(2,482)
Market appreciation	137	1,605
Total decrease	(1,232)	(877)
Assets under management, end of period	$9,923	$12,532	(20.8%)
Percentage of total assets under management	20.7%	28.2%
Average assets under management for period	$11,177	$12,847	(13.0%)

Preferred Securities
Assets under management, beginning of period	$4,364	$1,964
Inflows	1,249	530
Outflows	(535)	(118)
Net inflows	714	412
Market (depreciation) appreciation	(10)	172
Total increase	704	584
Assets under management, end of period	$5,068	$2,548	98.9%
Percentage of total assets under management	10.6%	5.7%
Average assets under management for period	$4,879	$2,285	113.5%

Global Infrastructure
Assets under management, beginning of period	$3,509	$3,010
Inflows	809	44
Outflows	(59)	(47)
Net inflows (outflows)	750	(3)
Market appreciation	65	115
Total increase	815	112
Assets under management, end of period	$4,324	$3,122	38.5%
Percentage of total assets under management	9.0%	7.0%
Average assets under management for period	$3,984	$3,131	27.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2013	June 30, 2012	% Change
Large Cap Value Stocks
Assets under management, beginning of period	$3,465	$3,876
Inflows	35	120
Outflows	(256)	(935)
Net outflows	(221)	(815)
Market appreciation	409	328
Total increase (decrease)	188	(487)
Assets under management, end of period	$3,653	$3,389	7.8%
Percentage of total assets under management	7.6%	7.6%
Average assets under management for period	$3,687	$3,703	(0.4%)

Other
Assets under management, beginning of period	$691	$520
Inflows	48	91
Outflows	(52)	—
Net (outflows) inflows	(4)	91
Market (depreciation) appreciation	(5)	11
Total (decrease) increase	(9)	102
Assets under management, end of period	$682	$622	9.6%
Percentage of total assets under management	1.4%	1.4%
Average assets under management for period	$726	$585	24.1%

Total
Assets under management, beginning of period	$45,797	$41,284
Inflows	4,559	4,125
Outflows	(4,235)	(5,746)
Net inflows (outflows)	324	(1,621)
Market appreciation	1,702	4,728
Total increase	2,026	3,107
Assets under management, end of period	$47,823	$44,391	7.7%
Average assets under management for period	$48,783	$43,328	12.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	June 30, 2013	March 31, 2013	June 30, 2012

Model-Based Strategies	$3,013	$3,531	$7,290

Exchange Traded Funds	$3,037	$3,047	$3,001

Unit Investment Trusts	$1,296	$1,402	$1,203

Total	$7,346	$7,980	$11,494

Note: Assets under advisement are defined as assets for which the company does not provide active management and are not included in the company's reported assets under management.